UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2006


                             AMERICAN SKIING COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                        1-13057                04-3373730
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (435) 615-0340


                                       N/A
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         In its Form 10-Q filed with the Securities and Exchange Commission on June 14, 2006, American Skiing Company (the "Company") announced the commencement of certain litigation by its subsidiary, ASC Utah. ASC Utah is the owner and operator of the assets comprising The Canyons resort in Park City, Utah.

         On June 14, 2006, ASC Utah initiated a declaratory judgment action in state court in Summit County, Utah (the "District Court"). The action seeks a declaration that the steps taken by ASC Utah in response to a default notice ("Default Notice") received from its landlord at The Canyons, Wolf Mountain Resorts, LC ("Wolf") are sufficient to cure any alleged default, and in the interim seeks a temporary restraining order and preliminary injunction preventing Wolf from declaring the lease between the parties terminated or from exercising any other rights it may have on account of the alleged defaults until the Court decides the declaratory judgment action.

         On June 30, 2006, at the request of ASC Utah and following an evidentiary hearing conducted on June 28, 2006, the District Court entered a preliminary injunction (the "Preliminary Injunction") prohibiting Wolf from issuing a notice of termination under the lease with respect to the matters set forth in the Default Notice, or otherwise terminating the lease for such matters until a trial on the merits of ASC Utah's claim could be heard. As a condition to the Preliminary Injunction, ASC Utah is required to post a bond in the amount of $250,000. ASC Utah posted cash collateral in lieu of such bond on July 5, 2006.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 6, 2006                   American Skiing Company



                                      By:/s/ Foster A. Stewart, Jr.
                                         ----------------------------
                                         Name:  Foster A. Stewart, Jr.
                                         Title: Senior Vice President and
                                                General Counsel